Exhibit 99.1


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

STATE    COUNT      BALANCE      PERCENT    FICO   GWAC  GSCOLTV  %FULLDOC     DTI   %PURCH  %ARM  %FXD  %IO   %BALLOON     %PP
-----    -----   --------------  -------    ----  -----  -------  --------   -----   ------  ----  ----  ---   --------   -----
CA       3,920   255,706,200.71    55.78     679  9.938    99.46     35.55    43.2     92.9     0   100    0          0    6.64
TX       1,109    32,321,765.32     7.05     659  9.724    99.59     54.51    39.1     98.4     0   100    0          0       0
CO         679    29,021,657.73     6.33     655  10.05    99.29        67    41.8    61.25     0   100    0          0    0.12
FL         771    26,649,646.36     5.81     663  10.02    99.71     53.41    39.7     86.3     0   100    0          0    6.54
WA         573    24,844,899.03     5.42     661  9.974    99.57     64.58    41.6    75.65     0   100    0          0       0
IL         246    10,520,712.46     2.29     673  10.09    99.65     36.37    41.5    86.84     0   100    0          0       0
OR         281    10,509,051.69     2.29     662  9.992    99.71     60.93    41.3    76.07     0   100    0          0    4.05
NY         143     9,510,989.28     2.07     682  9.946    99.26     25.26    41.4    90.87     0   100    0          0       0
UT         204     6,694,107.65     1.46     663  10.02    99.55     59.38      41    77.14     0   100    0          0       0
GA         154     5,786,358.06     1.26     652  10.11    99.86     61.66    41.5    79.66     0   100    0          0       0
MA          98     5,269,302.19     1.15     674  9.996     98.8     35.74      43    90.63     0   100    0          0       0
NV          87     3,952,409.33     0.86     664  9.978     99.4     63.12    42.8    88.21     0   100    0          0    14.4
VA          70     3,807,448.66     0.83     665  9.983    99.01     53.23    41.2    81.22     0   100    0          0    16.8
TN         151     3,675,817.81      0.8     644  8.086    99.76     65.43    39.9    76.89     0   100    0          0       0
AZ          94     3,309,259.07     0.72     648   10.3    99.76     63.96    41.7    78.32     0   100    0          0    3.97
MD          69     3,312,809.71     0.72     657  10.06    99.63     54.89    40.3    88.94     0   100    0          0       0
NC          93     2,385,117.91     0.52     642   10.4    99.92     65.27    38.7    86.16     0   100    0          0       0
MI          80     2,337,934.25     0.51     656   10.1    99.87     66.46    40.4    63.92     0   100    0          0    8.08
NJ          47     2,304,093.04      0.5     675  9.918    98.49     43.94      41    84.37     0   100    0          0       0
CT          42     1,913,561.93     0.42     666     10    98.83     53.21    39.1    81.18     0   100    0          0       0
NE          61     1,605,101.89     0.35     657  10.19    99.23     59.56    38.3    75.12     0   100    0          0    1.69
AL          48     1,401,811.84     0.31     650  10.07    99.32     73.64    36.9    74.58     0   100    0          0       0
AK          29     1,151,720.50     0.25     648  10.18    99.83     73.67    40.6    79.37     0   100    0          0       0
PA          31     1,099,083.76     0.24     653  10.08     99.9     61.82    41.8    77.62     0   100    0          0    5.37
LA          34     1,011,674.85     0.22     637  10.49    99.98     79.99    36.3    90.42     0   100    0          0    7.73
OK          38       982,949.96     0.21     641  10.27    99.91     80.99    34.7     80.4     0   100    0          0    11.4
WI          32       963,163.83     0.21     651  10.09    99.95     83.23    42.6    78.31     0   100    0          0       0
NM          26       881,366.44     0.19     652  10.34     99.7      62.9    42.4     53.4     0   100    0          0       0
MO          33       804,827.04     0.18     651  10.21    99.74     69.67    39.3    63.25     0   100    0          0       0
IN          22       710,848.32     0.16     636  10.38    99.65     83.76    40.5     36.7     0   100    0          0       0
RI          16       683,974.49     0.15     654  10.18      100     60.68    42.1    79.27     0   100    0          0       0
NH           9       472,023.97      0.1     657  10.04    99.79      81.9    46.6    89.38     0   100    0          0    26.4
IA          17       395,622.17     0.09     640   10.1    99.99     95.74    42.6    83.39     0   100    0          0       0
KY          15       398,233.08     0.09     641   10.2      100     84.32    41.8    72.62     0   100    0          0       0
SC          13       421,283.32     0.09     639  10.16      100     94.85    43.7    88.13     0   100    0          0       0
WY          15       401,165.56     0.09     653  10.06    99.76     55.15    39.4    83.74     0   100    0          0       0
ID          10       315,747.57     0.07     671  9.673      100     79.61    42.5    83.36     0   100    0          0       0
MT           7       253,082.59     0.06     641  10.68      100     41.46    40.7      100     0   100    0          0       0
SD           5       214,836.46     0.05     651  10.51    98.56     11.56    35.7    36.82     0   100    0          0       0
ND           8       178,888.03     0.04     645  10.24      100     73.62    43.8    94.49     0   100    0          0    15.1
ME           3        93,348.52     0.02     608  11.17      100     66.97      41      100     0   100    0          0       0
WV           3       101,186.63     0.02     669  9.724      100      69.9    45.9    69.97     0   100    0          0       0
KS           2        54,454.44     0.01     614  11.21      100     60.75    34.1    39.25     0   100    0          0       0
         -----   --------------  -------    ----  -----  -------  --------   -----   ------  ----  ----  ---   --------   -----
Total:   9,388   458,429,537.45      100     671  9.947    99.49      45.1    42.1    87.73     0   100    0          0    4.61